UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PERCEPTION CAPITAL CORP. III

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PERCEPTION CAPITAL CORP. III
A Cayman Islands Exempted Company
(Company Number 373033)
3109 W. 50th Street, #207

Minneapolis, MN 55410

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING
To Be Held at 11:00 a.m. Eastern Time on June 28, 2024

TO THE SHAREHOLDERS OF PERCEPTION CAPITAL CORP. III:

You are cordially invited to attend the extraordinary general meeting in lieu of an annual meeting (the “Extraordinary General Meeting”) of Perception Capital Corp. III (“we,” “us,” “our” or the “Company”) to be held at 11:00 a.m. Eastern Time on June 28, 2024 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The accompanying proxy statement (the “Proxy Statement”) is dated June 17, 2024, and is first being mailed to shareholders of the Company on or about June 17, 2024. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

●	Proposal No. 1 - Second Extension Amendment Proposal – a proposal, as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Second Extension Amendment” and, such proposal, the “Second Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or, if the Company has not consummated a business combination by such date, (2) cease its operations except for the purpose of winding up and redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on July 23, 2021 (the “Initial Public Offering”), from 36 months from the closing of the Initial Public Offering to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our board of directors (the “Board”) to be in the best interests of the Company (the “Second Extension” and, such date, the “Extended Date”); and

●	Proposal No. 2 - Adjournment Proposal – a proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

Each of the Second Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Articles initially provided that we had until July 23, 2023 to complete our initial business combination. On July 21, 2023, the Company (formerly Portage Fintech Acquisition Corporation) held an extraordinary general meeting of shareholders and approved, among other things, extending the date by which we must consummate a business combination from July 23, 2023 (which was 24 months from the closing of the Initial Public Offering) to July 23, 2024 (the “First Extension”). In connection with the First Extension, shareholders holding 22,001,009 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. We paid cash in the aggregate amount of approximately $229.1 million, or approximately $10.41 per share to redeeming shareholders. As a result, immediately following the redemptions, approximately $40.7 million remained in the trust account and there were 3,910,370 Class A ordinary shares outstanding.

i

On February 6, 2024, we received the Notice from the Listing Qualifications Department of Nasdaq stating that we had failed to hold an annual meeting of shareholders within 12 months after our fiscal year end, as required by Nasdaq Listing Rule 5620(a) and therefore were not in compliance with the Annual Shareholders Meeting Rule. The Notice stated that we had 45 calendar days, or until March 25, 2024, to submit a plan to regain compliance with the Annual Shareholders Meeting Rule. On March 19, 2024, we submitted to Nasdaq a plan to regain compliance with the Annual Shareholders Meeting Rule within the required timeframe. On April 15, 2024, Nasdaq accepted our plan and granted us an extension until June 30, 2024 to regain compliance with the Annual Shareholders Meeting Rule. We expect to hold the Extraordinary Meeting in lieu of an annual meeting of shareholders by such date and to regain compliance with the Annual Shareholders Meeting Rule, but there can be no assurance that we will be able to do so.

As previously announced, on February 6, 2024, we entered into a business combination agreement (as amended, the “Business Combination Agreement”) with RBio Energy Holdings Corp., a Delaware corporation (“NewPubco”), RBio Merger Sub, a Cayman Islands exempted company and a wholly owned subsidiary of the NewPubco (“Merger Sub”) and RBio Energy Corporation, a Delaware corporation (“RBio Energy”). Pursuant to the Business Combination Agreement, among other things, (i) the holders (whether one or more) of the common stock of RBio Energy will exchange all of their shares of common stock of RBio Energy for shares of common stock of NewPubco, as a result of which RBio Energy will become a direct wholly owned subsidiary of NewPubco, and (ii) Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of NewPubco (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

The sole purpose of the Second Extension Amendment is to allow us more time to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses or entities (a “business combination”). The Articles currently provide that we have until 36 months from the closing of the Initial Public Offering, or July 23, 2024, to complete our initial business combination. Our Board currently believes that it is improbable that we will be able to complete our initial business combination before July 23, 2024. Accordingly, our Board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Second Extension.

In connection with the Second Extension Amendment Proposal shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such Class A ordinary shareholders vote “FOR” or “AGAINST” the Second Extension Amendment Proposal and an Election can also be made by holders of Class A ordinary shares (the “Class A ordinary shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Class A ordinary shareholders may make an Election regardless of whether such Class A ordinary shareholders were holders as of the record date. Class A ordinary shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Class A ordinary shareholders vote “FOR” or “AGAINST” the Second Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Second Extension is implemented and a Class A ordinary shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of such initial business combination, including interest, divided by the number of then outstanding Class A ordinary shares, in the event a proposed business combination is completed. We are not asking you to vote on the proposed Business Combination at this time. We intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the Business Combination, among other things, at a separate extraordinary general meeting. If the Second Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Second Extension Amendment.

Based upon the amount in the trust account as of June 14, 2024, which was approximately $42.5 million, we anticipate that the per-share price at which Class A ordinary shares will be redeemed from cash held in the trust account will be approximately $10.86 at the time of the Extraordinary General Meeting, subject to any interest that may be released to the Company to pay income taxes. The closing price of the Class A ordinary shares on the Nasdaq Stock Market LLC on June 14, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.84. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 26, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARES CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 36 months from the closing of the Initial Public Offering in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “shares” or “ordinary shares”), including Perception Capital Partners IIIA LLC (our “Sponsor”), will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

The approval of the Second Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. On July 21, 2023, PFTA I LP (our “Former Sponsor”) sold 4,215,230 Class B ordinary shares and 4,392,123 private placement warrants to our Sponsor, pursuant to a Securities Purchase Agreement dated July 12, 2023. As of the record date, our Sponsor and our Former Sponsor, collectively hold 6,322,845 Class B ordinary shares, or approximately 60.9% of the outstanding ordinary shares, and are expected to vote all of such shares in favor of the Second Extension Amendment Proposal and the Adjournment Proposal.

The approval of the Second Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our shareholders approve the Second Extension Amendment Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on June 10, 2024 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Second Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

June 17, 2024

By Order of the Board of Directors	/s/ Rick Gaenzle
Chief Executive Officer
(Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on June 28, 2024: This notice of Extraordinary General Meeting in lieu of Annual Meeting, the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at https://www.cstproxy.com/perceptioniii/2024.

PERCEPTION CAPITAL CORP. III
A Cayman Islands Exempted Company
(Company Number 373033)
3109 W. 50th Street, #207

Minneapolis, MN 55410

EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING
TO BE HELD AT 11:00 A.M. EASTERN TIME ON JUNE 28, 2024

PROXY STATEMENT

The extraordinary general meeting in lieu of an annual meeting (the “Extraordinary General Meeting”) of Perception Capital Corp. III (“we,” “us,” “our” or the “Company”) will be held at 11:00 a.m. Eastern Time on June 28, 2024 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

●	Proposal No. 1 - Second Extension Amendment Proposal – a proposal, as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Second Extension Amendment” and, such proposal, the “Second Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or, if the Company has not consummated a business combination by such date, (2) cease its operations except for the purpose of winding up and redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on July 23, 2021 (the “Initial Public Offering”), from 36 months from the closing of the Initial Public Offering to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our board of directors (the “Board”) to be in the best interests of the Company (the “Second Extension” and, such date, the “Extended Date”); and

●	Proposal No. 2 - Adjournment Proposal – a proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

The Articles initially provided that we had until July 23, 2023 to complete our initial business combination. On July 21, 2023, the Company (formerly Portage Fintech Acquisition Corporation) held an extraordinary general meeting of shareholders and approved, among other things, extending the date by which we must consummate a business combination from July 23, 2023 (which was 24 months from the closing of the Initial Public Offering) to July 23, 2024 (the “First Extension”). In connection with the First Extension, shareholders holding 22,001,009 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. We paid cash in the aggregate amount of approximately $229.1 million, or approximately $10.41 per share to redeeming shareholders. As a result, immediately following the redemptions, approximately $40.7 million remained in the trust account and there were 3,910,370 Class A ordinary shares outstanding.

As previously announced, on February 6, 2024, we entered into a business combination agreement (as amended, the “Business Combination Agreement”) with RBio Energy Holdings Corp., a Delaware corporation (“NewPubco”), RBio Merger Sub, a Cayman Islands exempted company and a wholly owned subsidiary of the NewPubco (“Merger Sub”) and RBio Energy Corporation, a Delaware corporation (“RBio Energy”). Pursuant to the Business Combination Agreement, among other things, (i) the holders (whether one or more) of the common stock of RBio Energy will exchange all of their shares of common stock of RBio Energy for shares of common stock of NewPubco, as a result of which RBio Energy will become a direct wholly owned subsidiary of NewPubco, and (ii) Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of NewPubco (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

The sole purpose of the Second Extension Amendment is to allow us more time to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses or entities (a “business combination”). The Articles currently provide that we have until 36 months from the closing of the Initial Public Offering, or July 23, 2024, to complete our initial business combination. Our Board currently believes that it is improbable that we will be able to complete our initial business combination before July 23, 2024. Accordingly, our Board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Second Extension.

Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

In connection with the Second Extension Amendment Proposal shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such Class A ordinary shareholders vote “FOR” or “AGAINST” the Second Extension Amendment Proposal and an Election can also be made by holders of Class A ordinary shares (the “Class A ordinary shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Class A ordinary shareholders may make an Election regardless of whether such Class A ordinary shareholders were holders as of the record date. Class A ordinary shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Class A ordinary shareholders vote “FOR” or “AGAINST” the Second Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Second Extension is implemented and a Class A ordinary shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of such initial business combination, including interest, divided by the number of then outstanding Class A ordinary shares, in the event a proposed business combination is completed. We are not asking you to vote on the proposed Business Combination at this time. We intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the Business Combination, among other things, at a separate extraordinary general meeting. If the Second Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Second Extension Amendment.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account may be only a small fraction of the approximately $42.5 million that was in the trust account as of June 14, 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Second Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 36 months from the closing of the Initial Public Offering, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “Class B ordinary shares” or “founder shares” and, together with the Class A ordinary shares, the “shares” or the “ordinary shares”), including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

Based upon the amount in the trust account as of June 14, 2024, which was approximately $42.5 million, we anticipate that the per-share price at which Class A ordinary shares will be redeemed from cash held in the trust account will be approximately $10.86 at the time of the Extraordinary General Meeting, subject to any interest that may be released to the Company to pay income taxes. The closing price of the Class A ordinary shares on the Nasdaq Stock Market LLC on June 14, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.84. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Second Extension Amendment Proposal is approved, we will (1) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Class A ordinary shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares and (2) deliver to the holders of such redeemed Class A ordinary shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of Class A ordinary shares who do not redeem their Class A ordinary shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Second Extension Amendment Proposal is approved.

Our Board has fixed the close of business on June 10, 2024 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 10,388,215 ordinary shares issued and outstanding, of which 6,477,845 are Class B ordinary shares, and 3,910,370 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal, and we have been informed by Perception Capital Partners IIIA LLC (our “Sponsor”) and PFTA I LP (our “Former Sponsor”), who collectively hold 6,322,845 Class B ordinary shares, that they intend to vote in favor of the Second Extension Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated June 17, 2024, and is first being mailed to shareholders on or about June 17, 2024.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	We are a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On July 23, 2021, we consummated the Initial Public Offering from which we derived gross proceeds of $240,000,000. On August 5, 2021, the underwriters partially exercise the over-allotment option to purchase an additional 1,911,379 Units (as defined herein), from which we derived gross proceeds of $19,113,790, and forfeited the option to exercise the remaining 1,688,621 Units. A total of $259,113,790 of the net proceeds from the sale of the Units in the Initial Public Offering (including the over-allotment Units) and the sale of private placement warrants on July 23, 2021 and August 5, 2021 were placed in the trust account. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before a certain date (in our case, 36 months from the closing of the Initial Public Offering or July 23, 2024). On July 21, 2023, we held an extraordinary general meeting of shareholders and approved, among other things, extending the date by which we must consummate a business combination from July 23, 2023 (which was 24 months from the closing of the Initial Public Offering) to July 23, 2024. In connection with the First Extension, shareholders holding 22,001,009 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. We paid cash in the aggregate amount of approximately $229.1 million, or approximately $10.41 per share to redeeming shareholders. As a result, immediately following the redemptions, approximately $40.7 million remained in the trust account and there were 3,910,370 Class A ordinary shares outstanding. On February 6, 2024, we entered into a Business Combination Agreement with NewPubco, Merger Sub and RBio Energy. Pursuant to the Business Combination Agreement, among other things, (i) the holders (whether one or more) of the common stock of RBio Energy will exchange all of their shares of common stock of RBio Energy for shares of common stock of NewPubco, as a result of which RBio Energy will become a direct wholly owned subsidiary of NewPubco, and (ii) Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of NewPubco. Our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to 45 months from the closing of our Initial Public Offering or such earlier date as is determined by our Board to be in the best interests of the Company in order to allow us to be able to potentially consummate the initial business combination, and is submitting these proposals to our shareholders to vote upon.

Q:	What is being voted on?

A:	You are being asked to vote on:

●	a proposal, as a special resolution, to amend our Articles to extend the date by which we have to consummate our initial business combination from 36 months from the closing of the Initial Public Offering to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our Board to be in the best interests of the Company; and

●	a proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

The approval of the Second Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

We are not asking you to vote on the proposed Business Combination at this time. We intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the Business Combination, among other things, at a separate extraordinary general meeting. If the Second Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Second Extension Amendment.

If the Second Extension Amendment Proposal is approved, the approval of such proposal will constitute consent for us to remove the Withdrawal Amount from the trust account and deliver to the holders of redeemed Class A ordinary shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the trust account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Second Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $42.5 million that was in the trust account as of June 14, 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Second Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 36 months from the closing of the Initial Public Offering, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

Q:	Why is the Company proposing the Second Extension Amendment Proposal?

A:	Our Articles provide for the return of the funds held in the trust account to the holders of Class A ordinary shares if there is no qualifying business combination(s) consummated on or before 36 months from the closing of the Initial Public Offering. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

On February 6, 2024, we entered into a Business Combination Agreement with NewPubco, Merger Sub and RBio Energy. We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our Board believes is in the best interest of our shareholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing Class A ordinary shareholders an opportunity to consider the proposed Business Combination.

Accordingly, our Board is proposing the Second Extension Amendment Proposal to amend our Articles as provided in the first resolution in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, or, if we have not consummated our initial business combination by such date, (2) cease our operations except for the purpose of winding up and redeem all the Class A ordinary shares, from 36 months from the closing of the Initial Public Offering to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our Board to be in the best interests of the Company.

Q:	Will I have an opportunity to vote for directors at the meeting?

A:	Under our Articles, prior to the completion of the Company’s initial business combination, holders of our Class B ordinary shares have the exclusive right to appoint or remove any director. Our Class B shareholders are consequently the only shareholders entitled to elect directors. Our Class B shareholders intend to elect directors to our Board by ordinary resolution approved in writing by all the Class B shareholders on or about the date of the Extraordinary General Meeting in lieu of annual meeting.

Q:	Why should I vote “FOR” the Second Extension Amendment Proposal?

A:	Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Class A ordinary shares if we do not complete our initial business combination before 36 months from the closing of the Initial Public Offering, or July 23, 2024, we will provide our Class A ordinary shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Second Extension Amendment Proposal would give us the opportunity to complete a business combination, which our Board believes in the best interests of the shareholders. If you do not elect to redeem your Class A ordinary shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Class A ordinary shares in connection with such initial business combination.

Our Board recommends that you vote in favor of the Second Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor and our Former Sponsor collectively own 6,322,845 Class B ordinary shares. Such Class B ordinary shares represent approximately 60.9% of our issued and outstanding ordinary shares.

The Class B ordinary shares carry voting rights in connection with the Second Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our Former Sponsor that they intend to vote in favor of the Second Extension Amendment Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, advisors or any of their affiliates may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase Class A ordinary shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Second Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Second Extension Amendment Proposal and/or elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any Class A ordinary shares held by or subsequently purchased by our affiliates may be voted in favor of the Second Extension Amendment Proposal.

Q:	What vote is required to adopt the Second Extension Amendment Proposal?

A:	The approval of the Second Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy.

Q:	What vote is required to approve the Adjournment Proposal?

A:	The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy.

Q:	What if I do not want to vote “FOR” the Second Extension Amendment Proposal?

A:	If you do not want the Second Extension Amendment Proposal approved, you must vote “AGAINST” the proposals. If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid pro rata to the redeeming holders. You will still be entitled to make the Election in connection with the Second Extension Amendment Proposal even if you vote against, abstain or do not vote on the Second Extension Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Second Extension Amendment Proposal will have no effect with respect to the approval of the Second Extension Amendment Proposal.

Q:	What happens if the Second Extension Amendment Proposal is not approved?

A:	Our Board will abandon the Second Extension Amendment if our shareholders do not approve the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 36 months from the closing of the Initial Public Offering, as contemplated by the Initial Public Offering prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

Q:	If the Second Extension Amendment Proposal is approved, what happens next?

A:	We will continue our efforts to consummate the proposed Business Combination.

Upon approval of the Second Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our Class A ordinary shares will remain publicly traded.

If the Second Extension Amendment Proposal is approved, removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of our ordinary shares held by our Sponsor and our directors as a result of their ownership of the Class B ordinary shares.

If the Second Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called annual general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

Q:	How are the funds in the trust account currently being held?

A:	On July 27, 2023, the Company liquidated the U.S. government treasury obligations or money market funds held in the trust account. The funds in the trust account are currently held in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination and liquidation. Prior to July 27, 2023, the Company’s portfolio of investments was comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or of investments in money market funds that invested in U.S. government securities.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:	Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:	You may change your vote by sending a later dated, signed proxy card to Advantage Proxy, the Company’s proxy solicitor, prior to the date of the Extraordinary General Meeting or by voting in person at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy. Inc., P.O. Box 10904, Yakima, WA 98909, Attention: Karen Smith.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy.

The Second Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act (as amended) and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, if a valid quorum is otherwise established, abstentions and broker non-votes will have no effect on the outcome of any vote on the Second Extension Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:	A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 5,194,109 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:	Only holders of record of our ordinary shares at the close of business on June 10, 2024 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 10,388,215 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the Board recommend voting for the approval of the Second Extension Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Second Extension Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors, officers and advisors have in the approval of the proposals?

A:	Our Sponsor, directors, officers and advisors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Class B ordinary shares and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors, Officers and Advisors.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Second Extension Amendment Proposal?

A:	Our shareholders do not have dissenters’ rights in connection with the Second Extension Amendment Proposal under Cayman Islands law.

Our shareholders do not have appraisal rights in connection with the Second Extension Amendment Proposal.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:	Each of our Class A ordinary shareholders may submit an election that, if the Second Extension is implemented, such Class A ordinary shareholder elects to redeem all or a portion of its Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares. You will also be able to redeem your Class A ordinary shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Francis Wolf, fwolf@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on (two business days before the Extraordinary General Meeting).

Q:	How do I withdraw my election to redeem my ordinary shares?

A:	If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street
30th Floor
New York, New York 10004
Attention: Francis Wolf
Email: fwolf@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 16, 2024 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Second Extension will enable us to complete a business combination.

Approving the Second Extension involves a number of risks. Even if the Second Extension is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Second Extension is approved, we expect to seek shareholder approval of the proposed Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Second Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Second Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Second Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of the public shareholders to exercise redemption rights with respect to a large number of public shares if the Second Extension Amendment Proposal is approved and the Second Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), in connection with the approval of the Second Extension Amendment Proposal and the implementation of the Second Extension. The ability of the public shareholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. As a result, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented, you may be unable to sell your public shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elected to redeem their public shares in connection with the approval of the Second Extension Amendment Proposal and the implementation of the Second Extension.

Since our Sponsor, officers and directors will lose their entire investment in us if our initial business combination is not completed, the Board may have a conflict of interest in making their recommendation that you vote in favor of the Second Extension Amendment Proposal.

In On July 21, 2023, our Former Sponsor sold 4,215,230 Class B ordinary shares and 4,392,123 private placement warrants to our Sponsor, pursuant to a Securities Purchase Agreement, dated July 12, 2023. There will be no redemption rights or liquidating distributions from the trust account with respect to the founder shares or private placement warrants, which will expire worthless if we do not consummate a business combination by July 23, 2024 or, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the Extended Date.

Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our Articles, including with respect to the Second Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by July 23, 2024, or, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the Extended Date. The founder shares and the private placement warrants will therefore be worthless if we do not complete an initial business combination; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Second Extension Amendment Proposal. See the section of this proxy statement entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors, Officers and Advisors.”

The Second Extension contemplated by the Second Extension Amendment Proposal contravenes Nasdaq rules and, as a result, if implemented, may lead Nasdaq to suspend trading in our securities or lead our securities to be delisted from Nasdaq. In addition, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares and units are listed on Nasdaq. Nasdaq IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its registration statement for its initial public offering, which, in the case of the Company, would be July 23, 2024 (the “Nasdaq Deadline”). The Second Extension Amendment Proposal, if approved and implemented, would extend the Company’s termination date beyond the Nasdaq Deadline. As a result, the Second Extension contemplated by the Second Extension Amendment Proposal does not comply with Nasdaq rules. There is a risk that trading in the Company’s securities may be suspended and the Company may be subject to delisting by Nasdaq if the Second Extension Amendment Proposal is approved and the Second Extension implemented, and the Company does not complete one or more business combinations by the Nasdaq Deadline. We cannot assure you that Nasdaq will not delist the Company in such event, or that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.

On February 6, 2024, we received a notice (the “Notice”) from the Listing Qualifications Department of Nasdaq stating that we had failed to hold an annual meeting of shareholders within 12 months after our fiscal year end, as required by Nasdaq Listing Rule 5620(a) (the “Annual Shareholders Meeting Rule”) and therefore were not in compliance with the Annual Shareholders Meeting Rule. The Notice stated that we had 45 calendar days, or until March 25, 2024, to submit a plan to regain compliance with the Annual Shareholders Meeting Rule. On March 19, 2024, we submitted to Nasdaq a plan to regain compliance with the Annual Shareholders Meeting Rule within the required timeframe. On April 15, 2024, Nasdaq accepted our plan and granted us an extension until June 30, 2024 to regain compliance with the Annual Shareholders Meeting Rule. We expect to hold the Extraordinary Meeting in lieu of an annual meeting of shareholders by such date and to regain compliance with the Annual Shareholders Meeting Rule, but there can be no assurance that we will be able to do so.

In addition, we are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A ordinary shares include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Articles, in the event the Second Extension Amendment Proposal is approved and the Articles are amended, Class A ordinary shareholders may elect to redeem their Class A ordinary shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares or units will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our Class A ordinary shares in connection with the amendment of our Articles pursuant to the Second Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”), and it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our ordinary shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, following the First Extension, we instructed the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in an interest-bearing bank demand deposit account until the earlier of the consummation of a business combination or our liquidation. Following the liquidation of securities in the trust account, we may receive less interest on the funds held in the trust account than the interest we would have received pursuant to our original trust account investments, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Until July 2023, the funds in the trust account had, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, following the First Extension, we instructed the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing bank demand deposit account until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation, we may receive less interest on the funds held in the trust account than the interest we would have received pursuant to our original trust account investments; however, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes. Consequently, the transfer of the funds in the trust account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Changes in laws or regulations, or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations, and interpretations and applications of such laws and regulations, may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide a safe harbor for such companies from the definition of “investment company” under the Investment Company Act, provided certain criteria are satisfied. On January 24, 2024, the SEC issued final rules and guidance (the “Final Rules”) relating to special purpose acquisition companies, regarding, among other things, disclosure in SEC filings in connection with initial business combination transactions; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with a proposed business combination transaction; and the potential liability of certain participants in proposed business combination transactions. These Final Rules may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

The need for compliance with the Final Rules may cause us to liquidate our company at an earlier time than we might otherwise choose. Were we to liquidate our company, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

We may be subject to an excise tax under the Inflation Reduction Act of 2022 in connection with the redemption of our Class A ordinary shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by “covered corporations” occurring on or after January 1, 2023, with certain exceptions. This excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. Because we are a “blank check” Cayman Islands exempted company with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain other exceptions apply to the excise tax. On April 9, 2024, the U.S. Department of the Treasury (the “Treasury”) issued proposed regulations addressing the application of the excise tax. The proposed regulations provide certain rules upon which taxpayers are generally entitled to rely until publication of final regulations.

Any redemption or other repurchase that occurs on or after January 1, 2023 in connection with a business combination that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation may be subject to the excise tax. In the event of such a combination with a U.S. entity or re-domestication as a U.S. corporation, whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, (ii) the amount of any stock issued in connection with the business combination, (iii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued not in connection with such business combination but issued within the same taxable year of the business combination) and (v) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in our ability to complete a business combination or the cash available on hand to complete a business combination.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our Class A ordinary shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

All of our Sponsor’s managers and officers are U.S. citizens and all owners of our Sponsor are also U.S. citizens. Our Sponsor is not controlled by, and does not have substantial ties to, any “foreign person” such that a business combination would automatically be subject to CFIUS review. However, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to July 23, 2024 or the Extended Date, as applicable.

If we are not able to consummate a business combination within 36 months from the closing of the Initial Public Offering or by the Extended Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will also be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

BACKGROUND

We are a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On July 23, 2021, we consummated the Initial Public Offering of 24,000,000 units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant (the “Units”), at a price of $10.00 per Unit, generating gross proceeds of $240,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 6,333,334 private placement warrants to the Sponsor at a price of $1.50 per warrant, generating gross proceeds of $9,500,000. On August 5, 2021, the underwriters partially exercised their overallotment option to purchase 1,911,379 Units, at a price of $10.00 per Unit, generating gross proceeds of $19,113,790. Also on August 5, 2021, we consummated an additional sale of 254,850 private placement warrants to the Sponsor at a price of $1.50 per warrant, generating gross proceeds of $382,275.

Following the Initial Public Offering and the sale of the private placement warrants, a total of $259,113,790 was placed in the trust account. Until July 27, 2023, the proceeds held in the trust account may have been invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. As discussed above, on July 27, 2023, the Company liquidated the U.S. government treasury obligations or money market funds held in the trust account. The funds in the trust account are currently held in cash in an interest-bearing bank demand deposit account until the earlier of consummation of our initial business combination and liquidation.

On July 21, 2023, the Former Sponsor sold 4,215,230 Class B ordinary shares and 4,392,123 private placement warrants to the Sponsor, pursuant to a Securities Purchase Agreement dated July 12, 2023.

Effective as of July 21, 2023, each of Adam Felesky, Ajay Chowdhery, Paul Desmarais III, Steven Jay Freiberg, Stuart Charles Harvey, Jr., G. Thompson Hutton, Seraina Macia and Jason Michael Pate resigned from the Company’s board of directors in accordance with the terms of the Purchase Agreement. Each of Scott Honour, Rick Gaenzle, R. Rudolph Reinfrank, Thomas J. Abood and Karrie Willis were appointed to fill the vacancies left by the departing directors. Also on July 21, 2023, Rick Gaenzle replaced Adam Felesky as Chief Executive Officer, Corey Campbell replaced Ajay Chowdhery as Chief Financial Officer, and Tao Tan and Jim Sheridan joined the Company as Co-Presidents. On August 11, 2023, John Stanfield was appointed Chief Financial Officer of the Company and Corey Campbell ceased to serve in that position effective as of Mr. Stanfield’s appointment. On January 3, 2024, Mr. Sheridan resigned as Co-President of the Company and on May 17, 2024, Mr. Tao resigned as Co-President of the Company.

On July 21, 2023, we held an extraordinary general meeting of shareholders and approved, among other things, extending the date by which we must consummate a business combination from July 23, 2023 (which was 24 months from the closing of the Initial Public Offering) to July 23, 2024. In connection with the First Extension, shareholders holding 22,001,009 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. We paid cash in the aggregate amount of approximately $229.1 million, or approximately $10.41 per share to redeeming shareholders. As a result, immediately following the redemptions, approximately $40.7 million remained in the trust account and there were 3,910,370 Class A ordinary shares outstanding. As of June 14, 2024, funds held in the trust account totaled approximately $42.5 million.

On July 14, 2023, July 17, 2023, July 18, 2023 and July 19, 2023, the Company and the Former Sponsor entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with certain unaffiliated third parties in exchange for such holders agreeing either not to request redemption in connection with the First Extension or to reverse any previously submitted redemption demand in connection with the First Extension with respect to an aggregate of 2,166,667 Class A ordinary shares. In consideration of the Non-Redemption Agreements, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees or transferees) has agreed to surrender and forfeit to the Company for no consideration an aggregate of approximately 0.6 million Class B ordinary shares held by the Sponsor (the “Forfeited Shares”) and (ii) the Company shall issue to such holders a number of Class A ordinary shares equal to those underlying the Forfeited Shares.

On February 6, 2024, we entered into a Business Combination Agreement with NewPubco, Merger Sub and RBio Energy. Pursuant to the Business Combination Agreement, among other things, (i) the holders (whether one or more) of the common stock of RBio Energy will exchange all of their shares of common stock of RBio Energy for shares of common stock of NewPubco, as a result of which RBio Energy will become a direct wholly owned subsidiary of NewPubco, and (ii) Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of NewPubco.

Our Sponsor, directors, officers and advisors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Class B ordinary shares and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors, Officers and Advisors.”

On the record date of the Extraordinary General Meeting, there were 10,388,215 ordinary shares issued and outstanding, of which 6,477,845 are Class B ordinary shares, and 3,910,370 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Second Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and Former Sponsor, which collectively hold 6,322,845 Class B ordinary shares, that they intend to vote in favor of the Second Extension Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 3109 W. 50th Street, #207, Minneapolis, MN 55410 and our telephone number is (212) 380-5605.

THE SECOND EXTENSION AMENDMENT PROPOSAL

The Second Extension Amendment Proposal

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

As previously disclosed, on February 6, 2024, we entered into a Business Combination Agreement with NewPubco, Merger Sub and RBio Energy. Pursuant to the Business Combination Agreement, among other things, (i) the holders (whether one or more) of the common stock of RBio Energy will exchange all of their shares of common stock of RBio Energy for shares of common stock of NewPubco, as a result of which RBio Energy will become a direct wholly owned subsidiary of NewPubco, and (ii) Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of NewPubco.

The approval of the Second Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension. The Board believes that there will not be sufficient time before the current deadline in the Company’s Articles to complete the proposed Business Combination. Accordingly, our Board believes that the Second Extension is necessary in order to be able to consummate the Business Combination.

If the Second Extension Amendment Proposal is not approved and we have not consummated a business combination by within 36 months from the closing of the Initial Public Offering, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

The sole purpose of the Second Extension Amendment is to allow us more time to complete an initial business combination, which our Board believes is in the best interest of our shareholders. The Articles provide that we have until 36 months from the closing of the Initial Public Offering, or July 23, 2024, to complete our initial business combination. Our Board currently believes that it is improbable that we will be able to complete our initial business combination before July 23, 2024. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Second Extension to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our Board to be in the best interests of the Company.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Reasons for the Second Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Class A ordinary shares if we do not complete our initial business combination before 36 months from the closing of the Initial Public Offering, we will provide our Class A ordinary shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The purpose of the Second Extension Amendment Proposal is to allow us more time to complete an initial business combination. Our Board currently believes that it is improbable that we will be able to complete our initial business combination before 36 months from the closing of the Initial Public Offering.

Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Second Extension to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our Board to be in the best interests of the Company. If you do not elect to redeem your Class A ordinary shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Class A ordinary shares in connection with such initial business combination.

If the Second Extension Amendment Proposal is Not Approved

The approval of the Second Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our shareholders approve the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 36 months from the closing of the Initial Public Offering, as contemplated by the Initial Public Offering prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

If the Second Extension Amendment Proposal is Approved

Upon approval of the Second Extension Amendment Proposal by the requisite number of votes, our Articles will be amended pursuant to the first resolution in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, and our Class A ordinary shares will remain publicly traded.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Second Extension Amendment Proposal approved and the amount remaining in the trust account may be only a small fraction of the approximately $42.5 million that was in the trust account as of June 14, 2024. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Second Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, each of our Class A ordinary shareholders may submit an election that, if the Second Extension is implemented, such Class A ordinary shareholder elects to redeem all or a portion of its Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares. You will also be able to redeem your Class A ordinary shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 26, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Francis Wolf, fwolf@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tendering their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Second Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the trust account on the redemption date. In the event that a Class A ordinary shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a Class A ordinary shareholder tenders shares and the Second Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Second Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Class A ordinary shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each Class A ordinary share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares. Based upon the amount in the trust account as of June 14, 2024, which was approximately $42.5 million, we anticipate that the per-share price at which Class A ordinary shares will be redeemed from cash held in the trust account will be approximately $10.86 at the time of the Extraordinary General Meeting, subject to any interest that may be released to the Company to pay income taxes. The closing price of the Class A ordinary shares on Nasdaq on June 14, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.84. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Second Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a Class A ordinary shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Second Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal. In no event will our Board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies or if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal, be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Second Extension is implemented. Because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Class A ordinary share and one-third of one redeemable warrant. As a result, the discussion below with respect to holders of Class A ordinary shares and warrants should also apply to holders of Units (as the deemed owners of the underlying Class A ordinary shares and warrants that constitute the Units). This discussion applies only to Class A ordinary shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and advisors;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	S corporations;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Class A ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local taxation or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships are urged to consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS, AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER ARE URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares who or that is, for U.S. federal income tax purposes:

1.	an individual who is (or is treated as) a citizen or resident of the United States,

2.	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A ordinary shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Class A ordinary shares actually owned by such U.S. Holder, but also Class A ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Class A ordinary shares owned directly, Class A ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Class A ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of Class A ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if, among other things, the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Class A ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Class A ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other Class A ordinary shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of Class A ordinary shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders are urged to consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A ordinary shares are readily tradable on an established securities market in the United States or (ii) Class A ordinary shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A ordinary shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders are urged to consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A ordinary shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent the holding period of the Class A ordinary shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A ordinary shares (Class A ordinary shares purchased or acquired on different dates or at different prices) are urged to consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

We believe it is likely that we have been a PFIC for each of our prior taxable years. Our PFIC status for our current taxable year beginning January 1, 2024, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such years. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below. Further, we believe it is likely that we will be a PFIC for our taxable year beginning January 1, 2024, unless a business combination is completed prior to the end of such year, subject to the timing and structure of such business combination.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for Class A ordinary shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares (a “QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S). Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions.

●	received by such U.S. Holder in respect of its Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, (such U.S. Holder’s holding period for such Class A ordinary shares).

●	Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A ordinary shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING

Date, Time and Place. The Extraordinary General Meeting in lieu of annual meeting will be held at 11:00 a.m. Eastern Time on June 28, 2024 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals.

●	Proposal No. 1 - Second Extension Amendment Proposal – a proposal, as a special resolution to amend the Company’s Articles as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or, if the Company has not consummated a business combination by such date, (2) cease its operations except for the purpose of winding up and redeem all of the Company’s Class A ordinary shares sold in the Company’s Initial Public Offering, from 36 months from the closing of the Initial Public Offering to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our Board to be in the best interests of the Company; and

●	Proposal No. 2 - Adjournment Proposal – a proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on June 10, 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time.

Votes Required. The approval of the Second Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 10,388,215 ordinary shares issued and outstanding, of which 6,477,845 are Class B ordinary shares, and 3,910,370 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Second Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and Former Sponsor, who collectively hold 6,322,845 Class B ordinary shares, that they intend to vote in favor of the Second Extension Amendment Proposal and the Adjournment Proposal.

If you do not want the Second Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposals. If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid pro rata to the redeeming holders. You will still be entitled to make the Election in connection with the Second Extension Amendment Proposal even if you vote against, abstain or do not vote on the Second Extension Amendment Proposal.

If a valid quorum is otherwise established, broker non-votes, abstentions or the failure to vote on the Second Extension Amendment Proposal will have no effect with respect to the approval of the Second Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our Board on the proposals to approve the Second Extension Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting. You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

Required Vote

The approval of the Second Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or, where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

If the Second Extension Amendment Proposal is not approved and we do not consummate our initial business combination by within 36 months from the closing of the Initial Public Offering, as contemplated by the Initial Public Offering prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor and Former Sponsor, will not receive any monies held in the trust account as a result of their ownership of the Class B ordinary shares.

The approval of the Second Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our shareholders approve the Second Extension Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase Class A ordinary shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Second Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Second Extension Amendment Proposal and/or elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any Class A ordinary shares held by or subsequently purchased by our affiliates may be voted in favor of the Second Extension Amendment Proposal. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors, Officers and Advisors

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, officers and advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	If we do not consummate our initial business combination transaction within 36 months from the closing of the Initial Public Offering, or by the Extended Date if the Second Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called annual general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In such event, the Class B ordinary shares, including the 4,215,230 Class B ordinary shares owned by our Sponsor, would be worthless because following the redemption of the Class A ordinary shares, we would likely have few, if any, net assets and because our holders of our Class B ordinary shares have agreed to waive their rights to liquidating distributions from the trust account with respect to the Class B ordinary shares if we fail to complete our initial business combination within the required period.

●	In addition, on July 21, 2023, the Former Sponsor sold 4,215,230 Class B ordinary shares and 4,392,123 private placement warrants to the Sponsor, pursuant to a Securities Purchase Agreement dated July 12, 2023. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

●	Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

●	In order to protect the amounts held in the trust account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per Class A ordinary share and (ii) such lesser amount per Class A ordinary share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Second Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Second Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Articles provide that we have until 36 months from the closing of the Initial Public Offering to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Class A ordinary shares if we do not complete our initial business combination before 36 months from the closing of the Initial Public Offering, we will provide our Class A ordinary shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into an initial business combination, our shareholders to then evaluate the initial business combination and for us to be able to potentially consummate the initial business combination.

After careful consideration of all relevant factors, our Board determined that the Second Extension Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Second Extension Amendment Proposal is set out as the first resolution in the amendment to the Articles in the form set forth in Annex A.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Second Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of June 10, 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our executive officers and directors as a group.

As of the record date, there were a total of 10,388,215 ordinary shares outstanding, of which 3,910,370 are Class A ordinary shares and 6,477,845 are Class B ordinary shares. Unless otherwise indicated, it is believed that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The table below does not include the shares of Class A ordinary shares underlying the private placement warrants held by our Sponsor because these securities are not exercisable within 60 days of the date hereof.

	Class B ordinary shares		Class A ordinary shares
Name and Address of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class(2)	Number of Shares Beneficially Owned		Approximate Percentage of Class	Approximate Percentage of Voting Control
Perception Capital Partners IIIA LLC (the Sponsor)(3)	4,215,230	66.7%	-		-	40.6%
Rick Gaenzle	-	-	-		-	-
John Stanfield	-	-	-		-	-
Scott Honour	-	-	-		-	-
R. Rudolph Reinfrank	-	-	-		-	-
Thomas J. Abood	-	-	-		-	-
Karrie Willis	-	-	-		-	-
All officers and directors as a group (seven individuals)	-	-	-		-	-
Five Percent Holders
PFTA I LP (the Former Sponsor)(4)	2,107,615	33.3%	-		-	20.3%
Periscope Capital Inc.(5)	-	-	349,599	(5)	5.5%	3.4%
Dryden Capital, LLC(6)	-	-	200,000	(6)	5.1%	2.0%
Polar Asset Management Partners Inc.(7)	-	-	200,000	(7)	5.1%	2.0%
Fir Tree Capital Management LP(8)			198,764	(8)	5.1%	2.0%

*	Less than one percent.

1)	Unless otherwise noted, the business address of each of our shareholders is 3109 W. 50th Street, #207, Minneapolis, MN 55410.
2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof.

3)	Perception Capital Partners IIIA LLC, the Sponsor, is the record holder of such shares. On July 21, 2023, the Former Sponsor sold 4,215,230 Class B ordinary shares to the Sponsor, pursuant to the Securities Purchase Agreement, dated July 12, 2023.
4)	PFTA I LP, the Former Sponsor, is the record holder of such shares. The Former Sponsor is controlled by its general partner, PFTA I GP, Inc. (“PFTA GP”). PFTA GP is managed by a board of directors, comprised of three members, Adam Felesky, Sacha Haque and Stephan Klee. Each director has one vote, and the approval of a majority is required to approve any action of PFTA GP, in its individual capacity or its capacity as the general partner of the Former Sponsor. Under the “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to the Former Sponsor. Based upon the foregoing analysis, no individual director of PFTA GP exercises voting or dispositive control over any of the securities held by PFTA GP or our Sponsor, even those in which he or she holds a direct pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.
5)	Based solely on the Schedule 13G/A filed by Periscope Capital Inc. (“Periscope”) with the SEC on February 9, 2024. Periscope, which is the beneficial owner of 126,494 Class A ordinary shares, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 223,105 Class A ordinary shares. The business address of Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.
6)	Includes Class A ordinary shares beneficially held by Dryden Capital, LLC, a Delaware limited liability company (“Dryden”), based solely on the Schedule 13G filed by Dryden with the SEC on February 13, 2024. The business address of Dryden is 777 Brickell Ave, Suite 500, Miami FL 33131.
7)	Includes Class A ordinary shares beneficially held by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada (“Polar”), which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Class A ordinary shares directly held by PMSMF, based solely on the Schedule 13G/A filed by Polar, with the SEC on February 9, 2024. The business address of Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
8)	Includes Class A ordinary shares beneficially held by Fir Tree Capital Management LP, a Delaware limited partnership and investment adviser (“Fir Tree”), based solely on the Schedule 13G filed by Fir Tree with the SEC on February 14, 2024. The business address of Fir Tree is 500 5th Avenue, 9th Floor, New York, New York 10110.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Founder Shares

On March 22, 2021, the Former Sponsor paid an aggregate of $25,000 for certain expenses on the Company’s behalf in exchange for our issuance of 7,187,500 Class B ordinary shares. On June 15, 2021, the Former Sponsor surrendered 1,437,500 Class B ordinary shares to the Company for cancellation for no consideration. On July 20, 2021, the Former Sponsor received an additional 1,150,000 Class B ordinary shares resulting in an aggregate of 6,900,000 Class B ordinary shares issued and outstanding. Up to 900,000 Class B ordinary shares were subject to forfeiture by the Former Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. On August 5, 2021, the underwriters partially exercised the over-allotment option to purchase an additional 1,911,379 Units; thus, 422,155 Class B ordinary shares were forfeited. As of June 7, 2024, the Company had 6,477,845 Class B ordinary shares issued and outstanding.

The Class B ordinary shareholders agreed not to transfer, assign or sell any of their Class B ordinary shares until the earliest of (a) one year after the completion of our initial business combination and (b) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our Class A ordinary shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

On July 21, 2023, our Former Sponsor sold 4,215,230 Class B ordinary shares and 4,392,123 private placement warrants to our Sponsor, pursuant to a Securities Purchase Agreement, dated July 12, 2023. There will be no redemption rights or liquidating distributions from the trust account with respect to the founder shares or private placement warrants, which will expire worthless if we do not consummate a business combination by July 23, 2024 or, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the Extended Date.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 6,333,334 private placement warrants at a price of $1.50 per warrant (for consideration of $9,500,000 in the aggregate). On August 5, 2021, simultaneously with the issuance and sale of the over-allotment units, the Company consummated the sale of an additional 254,850 private placement warrants at $1.50 per private placement warrant, generating additional gross proceeds of $382,275. On July 21, 2023, our Former Sponsor sold 4,392,123 private placement warrants to our Sponsor, pursuant to a Securities Purchase Agreement, dated July 12, 2023.

Share Based Compensation

Effective as of August 11, 2023, the Company entered into a twelve-month consultant agreement with John Stanfield, pursuant to which he has agreed to serve as Chief Financial Officer of the Company in exchange for the ability to acquire 5 Class B Units of the Sponsor, which will correspond to one half of one percent (0.5%) of our Class B ordinary shares held by the Sponsor. The Company determined the value of the services performed will be recognized over the engagement period. As of December 31, 2023, the share-based compensation expense for this consultant agreement is considered de minimis.

Cancelled Promissory Notes

On March 22, 2021, the Former Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing, unsecured and due upon the earlier of (i) September 30, 2021 or (ii) the consummation of the Initial Public Offering. We borrowed approximately $181,000 under the Note. On August 31, 2021, we repaid the Note in full.

On April 5, 2023, the Company issued a promissory note (the “Promissory Note”) to the Former Sponsor, pursuant to which the Company was entitled to borrow up to $1,250,000 from the Former Sponsor to fund the Company’s working capital expenses prior to completion of any potential initial Business Combination. Also on April 5, 2023, the Company made a draw on the Promissory Note of $1,250,000. The Promissory Note was non-interest bearing and payable on the earlier of July 23, 2023 and the date on which the Company consummates a Business Combination. On July 21, 2023, the Former Sponsor cancelled and forgave the Promissory Note in connection with the closing under the Securities Purchase Agreement. As of December 31, 2023, there were no amounts outstanding under this Promissory Note.

Related Party Loans

In addition, in order to finance transaction costs in connection with a business combination, our Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan us funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a business combination into warrants at a price of $1.50 per warrant. The warrants will be identical to the private placement warrants. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans.

Registration Rights Agreement

Pursuant to a registration rights agreement originally entered into on July 21, 2021, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and in each case holders of their component securities, as applicable) are entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A ordinary shares). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Administrative Services and Reimbursement Agreement

Pursuant to an administrative services and reimbursement agreement, on or prior to the closing of the Business Combination, the Company was obligated to reimburse the Former Sponsor or its affiliates for formation and other pre-Initial Public Offering expenses incurred on the Company’s behalf not to exceed $900,000. Further, commencing on July 21, 2021 and until completion of the Company’s initial Business Combination or liquidation, the Company was required to (a) reimburse the Former Sponsor or its affiliates up to an amount of $10,000 per month for office space and secretarial, administrative and other services and (b) reimburse the Former Sponsor or its affiliates for any out-of-pocket expenses (or an allocable portion thereof), to the extent that any of them incurs expenses related to identifying, investigating, negotiating and completing an initial Business Combination (including any travel expenses). In addition, commencing on July 21, 2021 and until completion of the Company’s initial Business Combination or liquidation, the Company was required to reimburse the Former Sponsor or its affiliates monthly for compensation expenses of employees dedicated to the Company (including the Chief Financial Officer) not to exceed $900,000 per year. Under the agreement, the Company was also required to Indemnify the Former Sponsor and its affiliates for any claims made by the Company or a third party and resulting liabilities in respect of any investment opportunities sourced by them and any liability arising with respect to their activities in connection with the Company’s affairs. Such indemnity provides that the indemnified parties cannot access the funds held in the Trust Account.

The Company recognized approximately $514,000 and $998,000 in connection with such services for the year ended December 31, 2023 and 2022, respectively, which is included in general and administrative expenses in the accompanying statements of operations. The Company owe the Former Sponsor approximately $0 and $741,000 for the period ended December 31, 2023 and 2022, respectively, for reimbursement of out-of-pocket expenses which is included in accrued expenses on the balance sheets. The administrative services agreement was terminated in connection with the closing under the Securities Purchase Agreement.

The Former Sponsor had paid expenses on behalf of the Company prior to the Company’s Initial Public Offering in an amount of approximately $433,000, for which approximately $272,000 was related to offering costs. The Company repaid the amount to the Former Sponsor on August 1, 2021. As of December 31, 2023 and 2022, there were no amounts outstanding due to any sponsor for offering costs.

Non-Redemption Agreements

On July 14, 2023, July 17, 2023, July 18, 2023 and July 19, 2023, the Company and the Former Sponsor entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with certain unaffiliated third parties (each, a “Holder,” and collectively, the “Holders”) in exchange for the Holder or Holders agreeing either not to request redemption in connection with the First Extension or to reverse any previously submitted redemption demand in connection with the First Extension with respect to an aggregate of 2,166,667 Class A ordinary shares at the extraordinary general meeting called by the Company to, among other things, the First Extension. In consideration of the Non-Redemption Agreements, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees or transferees) has agreed to surrender and forfeit to the Company for no consideration an aggregate of approximately 0.6 million Class B ordinary shares held by the Sponsor (the “Forfeited Shares”) and (ii) the Company shall issue to the Holders a number of Class A ordinary shares equal to those underlying the Forfeited Shares.

Subscription Agreement

On August 1, 2023, the Company entered into the subscription agreement with Polar Multi-Strategy Master Fund and the Sponsor (the “Subscription Agreement”), pursuant to which the parties agreed, among other things, that: (i) the Investor will make Investor Capital Contribution (as defined in the Subscription Agreement) to Sponsor in an aggregate amount of $1,300,000 as follows: (i) an initial tranche of $650,000, to be paid within five business days of the date of the Subscription Agreement, (ii) a second tranche of up to $325,000, to be paid following the Company’s announcement of executing an agreement for the Company’s initial business combination, and (iii) a third tranche of up to $325,000, to be paid after the Company files an initial registration statement with the SEC related to initial business combination. At the request of the Sponsor, the Investor may agree, in its sole discretion, to fund up to an additional $200,000 at any time; (ii) the Investor Capital Contribution will in turn be loaned the SPAC Loan (as defined in the Subscription Agreement) by the Sponsor to the Company to cover working capital expenses. The SPAC Loan will not accrue interest and will be repaid by the Company upon the De-SPAC Closing (as defined in the Subscription Agreement). The Sponsor will pay to the Investor all repayments of the SPAC Loan the Sponsor has received within five business days of the date of receipt. The Investor may elect at the De-SPAC Closing to receive such payments in cash or shares of Class A common stock at a rate of one share of Class A common stock for each $10 of the Capital Contribution; (iii) in consideration of the Investor Capital Contribution, at the De-SPAC Closing the Company will issue to the Investor 0.9 shares of Class A Common Stock for each dollar of the Investor Capital Contribution funded by the Investor, which shares shall be subject to no transfer restrictions or any other lock-up provisions, earn outs, or other contingencies and shall be registered as part of any registration statement to be filed in connection with the De-SPAC Closing or, if no such registration statement is filed in connection with the De-SPAC Closing, pursuant to the first registration statement to be filed by the Company or the surviving entity following the De-SPAC Closing; and (iv) if the Company liquidates without consummating a De-SPAC, any amounts remaining in the Sponsor or the Company’s cash accounts, not including the Company’s trust account, will be paid to the Investor within five days of the liquidation.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, RBio Energy and the Company entered into the Sponsor Support Agreement, pursuant to which, among other things, (i) the Sponsor will vote its shares in favor of the Business Combination Agreement and the Business Combination, and any other proposal submitted for approval by our shareholders in connection with the Business Combination and against any action, agreement, transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Business Combination Agreement, (ii) the Sponsor will agree to not demand that we redeem the Sponsor’s Class B ordinary shares in connection with the Business Combination, and not to otherwise participate in any such redemption by tendering or submitting any of such shares for redemption, (iii) the Sponsor will waive certain anti-dilution provisions of its Class B ordinary shares set forth in the Articles, and any and all other anti-dilution rights, in connection with the Business Combination with respect to each Class B ordinary share held by the Sponsor, and (iv) at the closing of the Business Combination (the “Closing”) and upon the written notice of RBio Energy, the Sponsor will forfeit up to all of the private placement warrants. Thereafter, in connection with any potential financing, the Sponsor will cause the Company to issue new warrants exercisable at the same price per share for up to the number of ordinary shares for which the private placement warrants so forfeited were exercisable, to such persons as RBio Energy may direct in writing in its discretion prior to the Closing.

Policy for Approval of Related Party Transactions

The audit committee of our board of directors has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, to inform us of the shareholder’s request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent Advantage Proxy, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You may also obtain these documents by requesting them in writing from us by addressing such request to the Perception Capital Corp. III, 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Rick Gaenzle, Chief Executive Officer.

If you are a shareholder of the Company and would like to request documents, please do so by June 21, 2024, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
PERCEPTION CAPITAL CORP. III
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 163(a) by deleting the following introduction of such sub-section:

“In the event that either the Company does not consummate a Business Combination by thirty-six months after the closing of the IPO or such earlier date as is determined by our Board to be in the best interests of the Company” and replacing it with the following:

“In the event that either the Company does not consummate a Business Combination by forty-five months after the closing of the IPO or such earlier date as is determined by our Board to be in the best interests of the Company”; and

(b)	amending article 163(b) by deleting the following introduction of such subsection:

“If any amendment is made to Article 163(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 36 months from the closing of the IPO or” and replacing it with the following:

“If any amendment is made to Article 163(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 45 months from the closing of the IPO or”.

Annex A-1

PERCEPTION CAPITAL CORP. III
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING TO BE HELD
AT 11:00 A.M. EASTERN TIME ON JUNE 28, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Second Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated June 17, 2024, in connection with the Extraordinary General Meeting to be held at 11:00 a.m. Eastern Time on June 28, 2024, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Rick Gaenzle and Scott Honour, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Perception Capital Corp. III (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 11:00 a.m. Eastern Time on June 28, 2024:

The notice of Extraordinary General Meeting in lieu of Annual Meeting, the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at https://www.cstproxy.com/perceptioniii/2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 and PROPOSAL 2	Please mark votes as indicated in this example	☒

Proposal 1 — Second Extension Amendment Proposal		FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below:	☐

Amend the Company’s Articles to extend the date that the Company has to consummate a business combination from 36 months from the closing of the Initial Public Offering to 45 months from the closing of the Initial Public Offering or such earlier date as is determined by our board of directors to be in the best interests of the Company pursuant to the following resolution:

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Articles of the Company be amended by:

		☐	☐	☐
(a)	amending Article 163(a) by deleting the following introduction of such sub-section:

“In the event that either the Company does not consummate a Business Combination by thirty-six months after the closing of the IPO or such earlier date as is determined by our Board to be in the best interests of the Company” and replacing it with the following:

“In the event that either the Company does not consummate a Business Combination by forty-five months after the closing of the IPO or such earlier date as is determined by our Board to be in the best interests of the Company”; and

(b)	amending article 163(b) by deleting the following introduction of such subsection:

“If any amendment is made to Article 163(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 36 months from the closing of the IPO or” and replacing it with the following:

“If any amendment is made to Article 163(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 45 months from the closing of the IPO or”.

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, pursuant to the following resolution:

“RESOLVED, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal, be confirmed, ratified and approved in all respects.”

	☐	☐	☐	PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.